Exhibit 99.1
Film Short - Waterlase versus the drill on cross section of a tooth... 6/9/2010 2 For link on You Tube: http://www.youtube.com/watch?v=QkuwrDajFGY

April 2010 - End-user Shipments Double from Prior Year (without iLase shipments) 2009 - Bottom-line restructuring to reach breakeven and survive economic turmoil Determining plans to turn top line Product development for 2010 Q4/Q1 2010 - Top-line restructuring in contracts, sales management and product line SALES FORCE SALES LEADERSHIP DISTRIBUTION PRODUCT - NEW: iLASE COVERAGE EXPOSURE APRIL 2010 - First month with all recent changes largely effective Waterlase and ezlase end-user shipments both approximately DOUBLE over prior year April Efforts for expanded market penetration still ramping Orders coming in rapidly domestically and abroad on the iLase 6/9/2010 3

The US has 420 Metropolitan Statistical Areas (MSAs) Waterlase Penetration ranges from 0% to 61% in Each There is Room to Expand NOW 6/9/2010 4 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion Penetration by Metropolitan Statistical Area

Strengths Top 20 Penetration Areas with 6% to 61% Penetration Spread all over the country with varying size Largely a function of effort and location of sales reps Still growing! 6/9/2010 5 Practicing Est MDs Penetration City A, MA 23 14 61% City B, GA 46 11 24% City C, OR 33 4 12% City D, TX 42 5 12% City E, AL 50 5 10% City F, LA 64 6 9% City G, CO 75 7 9% City H, WV 57 5 9% City I, WV 161 14 9% City J, VA 82 7 9% City K, WV 60 5 8% City L, MO 39 3 8% City M, NY 40 3 7% City N, IN 54 4 7% City O, AZ 83 6 7% City P, NC 265 19 7% City Q, GA 43 3 7% City R, IL 43 3 7% City S, VA 134 9 7% City T, GA 432 28 6% 1,826 161 9% Average 91 8 9%

420 MSAs for Waterlase 195,000 Dentists in our US Database 160,000 Dentists are Estimated to be Practicing 6,000 of those Dentists use a Waterlase 67 MSAs with over 5% Waterlase Penetration 19 MSAs with over 7% Penetration 4 MSAs with over 10% Penetration 83 MSAs where there are NO Waterlase AT ALL 270 MSAs where penetration begun, but most well under 5% If all US MSAs were at 5%, an incremental $200 million + in Waterlase sales alone Significant potential exists with better coverage NOW, with or without "Crossing the Chasm" 6/9/2010 6

MSA Expansion Plan Expanded Sales and Greater Number of Local Events Many MSAs are small and major ones can be broken down Local Waterlase doctors are being contacted and pursued for smaller events being scheduled at their offices Over 34 sessions in 18 cities start this Friday (May 11) Each MSA has been reviewed by the CEO and head of US sales and targets are being set for several hundred more for 2010...along with other events and programs The sales force is expanding rapidly to make it happen... 6/9/2010 7

Sales Replacement and Ramp Up - Nearly All Dental Hires New Proven Sales Leadership Proven from Within 6/9/2010 8 11-13-09 1-1-10 2-1-10 3-1-10 4-1-10 6-1-10 Forecast 8-1-10 Forecast > 2 Years 8 9 9 9 9 11 11 1-2 Years 10 3 3 3 2 4 Months-1 Year 3 3 3 10 14 < 3 Months 2 3 5 11 11 10 11 Total Reps 20 15 20 26 25 31 36 6 Poor 2 Hired 6 Out 1 Hired 5 Hired 6 Hired All Trained 6 In Process More to Come VP Sales Out Interim Interim Perm 1 1 1 Full Time Directors 1 1 1 1 2 2 2 Sales Management 1 1 1 1 3 3 3 Total Sales 21 16 21 27 28 34 39 Open Territory 4 9 6 2 3 0 0

Diode Competitiveness Opening the Door NOW Low price diodes came into the market heavily in 2009 Fewer diode and general laser leads iLase launched it February of 2010 Demonstration units being shipped Orders are coming in domestically and from international countries for iLase at very good rate iLase is raising attention and introductions to ezlase and Waterlase...both with end-user sales increases in April 6/9/2010 9

Up-Sell Strategy A Total Laser Solution for Every Dentist 6/9/2010 10 Entry Level All-Tissue common restorative and pediatric procedures The Personal Laser common, everyday soft- tissue procedures Advanced soft- tissue Whitening & Pain Therapy Total Diode Solution common & advanced soft- tissue procedures plus whitening and pain therapy Economi cal Hard- and Soft- Tissue Best in Class All-Tissue common & advanced restorative periodontics endodontics cosmetic surgical pediatric procedures Fastest Cutting Periodontics Endodontics

Historic 10 Year Biolase Sales Analysis 1998 to 2005 - High growth to slow down 2006 and 2007 - Transition to distribution from direct model Product Lines Under Distribution 2008 and 2009 Sales and Profit Bridge Gave up unprofitable international direct sales, which are expected to rise again under distribution 2008 included non-repeating C100 stocking orders and demonstration unit sales of Waterlase and ezlase Deals struck with Henry Schein and P&G years ago fully amortized Impact of economic turmoil and all other Lessons Learned and Actions Taken in Light of History 6/9/2010 11

Historic Analysis 2005 - When growth slowed In 2004 growth slowed and in 2005: A new CEO and EVP Sales entered the end of 2004 from the medical industry The Waterlase complexity grew with the introduction of the Waterlase MD The Waterlase price was increased over 30% $10,000 Soft-tissue only diode lasers entered the marketplace Biolase infrastructure had not caught up with its size, impacting customer service With new leadership and direction, sales people transition hit a rapid pace 6/9/2010 12 In Millions $ 1998 1999 2000 2001 2002 2003 2004 2005 Revenues $1.5 $7.0 $9.7 $16.5 $27.3 $48.8 $60.7 $62.0 Growth $5.5 $2.7 $6.8 $10.8 $21.5 $11.9 $1.3 Percent Growth 367% 39% 70% 65% 79% 24% 2% Average Price Point Average Price Point $47 $47 $47 $47 $62

Historic Analysis 2006 Additional Transitions in Leadership and to Distribution In 2006: Waterlase prices increased another 13% The new medical CEO was replaced by a previous CEO The new medical EVP Sales was replaced by a previous EVP Sales At year end, the company transitioned from a direct to a distribution model International sales growth made up full increase Domestic sales had a slight decline, despite distribution stocking orders In 2007 Waterlase prices under distribution raised to over $80,000 The CEO named in 2006 was replaced with another CEO, who was replaced in 2008 Sales force turnover continued at a high rate for new distribution model team 6/9/2010 13 In Millions $ 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Revenues $1.5 $7.0 $9.7 $16.5 $27.3 $48.8 $60.7 $62.0 $69.7 $66.9 Growth $5.5 $2.7 $6.8 $10.8 $21.5 $11.9 $1.3 $7.7 -$2.8 Percent 367% 39% 70% 65% 79% 24% 2% 12% -4% Average Price Point Average Price Point $47 $47 $47 $47 $62 $70 $80

Historic Analysis - Products Under Distribution Model 2006 - 2008 - Diodes and All Other grow double digit, Waterlase declines 2006 Waterlase increases internationally, but decreases domestically 2006 Lasersmile, a $25,000 diode not competitive against $10,000 diode entries 2007 Launch of ezlase diode goes well, Waterlase declines accelerate Early 2008, the fourth CEO in 3 years takes helm from Medical industry again Sales team turnover high with CEO changes and transition to fit distribution/medical model 2007 and 2008 Waterlase sales continue decline, despite stocking orders and demo unit sales 6/9/2010 14 Revenues Revenues In Millions $ In Millions $ 2003 2004 2005 2006 2007 2008 Waterlase Waterlase 40.5 51.0 51.5 55.1 45.5 40.1 Diodes Diodes 5.9 6.7 5.6 3.5 9.4 12.3 Other 2.4 3.0 5.0 11.2 12.0 12.3 Total 48.8 60.7 62 69.7 66.9 64.6 Waterlase Waterlase 83% 84% 83% 79% 68% 62% Diodes Diodes 12% 11% 9% 5% 14% 19% All Other All Other 5% 5% 8% 16% 18% 19%

2009 Bridge to Sales Change and Bottom Line Breakeven New CEO Appointed March 2009 after bulk of sales losses in Q1...stock was less than $0.50 2008 vs 2009 Bridge - Critical to achieve approximate non-GAAP breakeven in 2009 A. Demo units and C100 stocking orders for all products in 2008 non-repeating B. Closure of international businesses with $5 million in temporary reductions as move toward distribution C. P&G Contract and initial Schein License fully amortized and does not carry forward D. Economic downturn, diode competition, upgrades, significant cost reductions and all other MINIMUM PURCHASE AGREEMENT PUT HEAVIER RELIANCE UPON DISTRIBUTION FOR 2009 6/9/2010 15 $ Millions $ Millions Revenue/Profit Bridge Revenue/Profit Bridge Revenue/Profit Bridge Revenue/Profit Bridge Revenues Revenues 2006 2007 2008 A B C D 2009 Waterlase Waterlase 55 46 40 (7) (5) (5) 23 Diodes Diodes 3 9 12 (1) (2) 9 Other 11 12 12 (3) +1 11 Revenue 69 67 64 (8) (5) (3) (6) 43 Non-GAAP Non-GAAP Net Loss Net Loss (5) (4) +5 (3) +7 0

10 Year Historic Analysis Actions Taken on New Deal Price - Waterlase list price dropped to 2006 levels Diodes - Best diode launched with up-sell strategy Medical device issue - Best internally performing DENTAL sales directors and managers promoted, and new hires from dental Distribution - Added flexibility/control for Biolase on Lasers and continued strong distribution relation for consumables/other Direct International Expensive - All changed to distribution Market Coverage (non-Schein) - Greater potential sales to Biolase for expanding marketing efforts beyond Schein accounts Ramping up now, but full impact expected last half of 2010 6/9/2010 16

Internal and External Independent Studies on Waterlase Adoption Internal users (2 years ago): Price - Addressed with iLase and new Waterlase pricing in new deal Speed - Addressed with MD Turbo Training - Addressed over past 2 years External Independent Study (users and non-users last 3 months) Price - More in terms of ROI Learning Curve - Simplicity/Intuitive nature of iLase a home run...more is coming for all products Return on Investment - Getting more published and explained by doctors and simplified in explanations...for example... 6/9/2010 17

Addressing ROI Dr. Rosenberg - Top luminary did a specific ROI presentation now included at http://lasercast.biolase.net/ Dr. Golan - Top luminary did an ROI section in his presentation now included at http://lasercast.biolase.net/ $300 to $600 per day - Simplified return message consistently started mid-2009 and having an impact: 6/9/2010 18 $300-$600 a day is typical of the revenue dentists add to their practice after making a Waterlase MD Turbo part of their treatment offerings. A study soon to be published by the Roger Levin Group indicates that the Waterlase MD helps attract new patients and increase treatment acceptance of day-today restorative cases that can cover the cost of a laser by providing an alternative to needles and drills, for patients who are anxious or fearful. When you are ready to move beyond restorative laser dentistry, the Waterlase MD and Biolase's unmatched training programs provide you with new easy-to-learn options for the management of moderate to severe periodontal disease, endodontics, and soft tissue procedures to add to your treatment offerings. Contact your Biolase Laser Specialist at 888-424-6527 or your Henry Schein consultant at 800-645-6594 to

NEW Article with new independet ROI approach: Surprising trends in laser usage By Roger P. Levin, DDS Dental Economics - March 2010 6/9/2010 19 Introduction Lasers are an excellent instrument for everyday dentistry. This statement may surprise many dentists. But a recent study indicates that highly successful practitioners are using lasers for common dental procedures, including caries treatment and restorations. Research conducted by Levin Group found that general dentists who use lasers for routine care could create a better patient experience and increase practice production, the ideal combination from a practice-management perspective. Higher case acceptance resulting from happier patients was not the only important benefit reported by dentists using the laser to perform everyday dentistry. In the same study, doctors attribute robust production growth in part to adding a laser to their standard tray. Everyday dentistry, such as the treatment of caries (even Class V composite restorations), is successfully and effectively performed, often in less time, with the use of lasers. "I use the laser with every patient that I see on my schedule," said one research participant. Another dentist said, "Integrating the laser into our practice has increased production between $12,500 and $15,000 per month." Growing the practice Lasers increase production of common dental procedures. While most dentists have struggled during the economic slowdown, many practices with lasers have actually grown during this period. The research indicates that dentists who own lasers are achieving production gains, not by adding complex or "exotic" treatment, but by more efficiently treating the conditions that present most frequently in the practice, such as caries and damaged/broken teeth. These successful dentists are seeing more new patients coming into their practices and accepting treatment. One dentist said, "New patients travel long distances to come to my practice because my patients have told them about how much easier dental treatment is with my laser." Practices have also attracted new patients with advertisements that offer "an alternative to needles and drills." Patients who responded to this message told doctors that they appreciated not only a way to avoid injections and drillings, but also that these dentists stood out as progressive and patient-friendly...

Expanding Beyond 5% and 10% Penetration Creating Consumer Demand 6/9/2010 20 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion Penetration in various markets

Creating Consumer Demand Strength: Large base of happy dentists and even happier patients Weakness: Non-patients are skeptical of claims "too good to be true" and could believe non-Laser dentists before costly advertising...so another way is needed...a way with evidence they can see and from friends and other doctors Opportunity: Thousands of doctors and hundreds of thousands of happy patients to educate the millions in the general population on a viral basis Threats: It has been taking a while...needs a push... 6/9/2010 21

STEP 1 - Build a base of credible evidence Been working on development for last 12 months...well underway Establish a base consumer website with references, the whys, testimonials, news references and links to doctors - Done (Over 100,000 hits year now): http://www.laserdentistry.net/ Establish library of productive Webinars that can be placed in "evidence sites" Establish a base website with video clips of procedures, key doctor presentations, news clips, comparisons, etc. - Done with about 20,000 hits after little over 1 month: http://lasercast.biolase.net/ Set up a company site on Biolase Facebook, Biolase Twitter and Biolase YouTube - All Done and Moving Establish some interesting additional footage for key public/patient interest groups (kids and moms...and all) - Example: My First Laser Visit CARTOON, which is DONE and can be seen at: http://www.youtube.com/watch?v=OvZgTD42RjU 6/9/2010 22

STEP 2 - Get evidence starting to move... Set up Biolase Facebook - Done: Over 1,300 "friends" following NOW already and growing rapidly for regular Biolase updates Hundreds of You Tube examples... Twitter and You Tube sites - Done Personal e-mail blasts (hopefully passed on) to drive friends to see "evidence and interest sites" - Done: About 2,000 hits on Tooth Tales, About 6,000 hits on iLase, 25,000 hits on Lasercast These kind of efforts keep growing naturally and exponentially over time...and we have just begun this phase and have growing internal expertise, that will be supplemented Encourage doctors to post more...and show how... 6/9/2010 23

STEP 3 - Engage the masses Multiple efforts underway and in development now that base of support materials at critical mass... Example: Contest for patients to tell their story to their friends and to tie us in, so we can update them on the latest and greatest going forward Doctors get benefits of free advertising for their practice (probably not taking advantage of now) through state of the art viral marketing Doctors get an easy way to bring it up if they like, in the form of a contest for their patients Best source of reference TO GET SOMEONE TO FIND A WATERLASE DENTIST is a friend who had a good experience...and friends and links criss-cross all over the country For example: if we get only 500 doctors (less than10% of base) suggesting it to 50 patients each (that's 25,000 patients) Then assume of those 25,000 patients only 10,000 try it with about 100 friends each (a small average)...that's 1 million people who have been touched by someone they know Then over time, the rest of the team comes in and we believe the numbers could start really jumping Just one example 6/9/2010 24

Reaching out to New Portions of the US Market Before the 2006 Henry Schein deal, estimates are that over 85% of sales were non-core Schein accounts Four years after the deal it is estimated that the opposite is true and few sales are non-core Schein Efforts have only just begun to pursue those other segments of the market, but April end-user orders we about 30% non-core Schein already This incremental target market is substantial Next week (May 10) Biolase is distributing its single largest mailing ever to these new accounts The same message will be distributed throughout Schein accounts through their media and in national dental magazines The entire market is expected to be covered 6/9/2010 25

Step 3 - Engage the masses...advertising driving education sites and cross-advertising with doctors...see us on Facebook... Step 4 - Consumer Light Based Products...P&G Deal... Gain comfort with light and lasers in dental care Lasers in all walks of life from internet to grocery check-out Lasers are not Star Wars or Goldfinger...can run a Waterlase on your hand and then prep a cavity... Get more brand and product awareness on Biolase Drive demand from the consumer for the best products As discussed on the conference call this week...we are very close to having something established... 6/9/2010 26

Summary 2009 - Bottom-line restructuring Q4/Q1 2010 - Top-line restructuring SALES FORCE and SALES LEADERSHIP DISTRIBUTION PRODUCTS TODAY AND MORE TO COME COVERAGE EXPOSURE GROWING APRIL 2010 - First month with all recent changes largely effective Waterlase and ezlase end-user shipments both approximately DOUBLE prior year April Efforts for expanded market penetration still ramping, but taking ground Orders coming in domestically and abroad on the iLase 2010 Outlook We believe end-user sales and product interest is rising rapidly Many sales still Henry Schein based, but outreach is expanding Pain Management and Ophthalmology still in discussions/development Consumer awareness foundation laid and efforts being launched P&G Deal signed and in development... 6/9/2010 27

Thank You